MANNING & NAPIER FUND, INC.

(the “Fund”)

High Yield Bond Series (Class I, Class S, Class W and Z)

(the “Series”)

Supplement dated October 3, 2024 to:

•	the Summary Prospectus for the Series dated March 1, 2024 (the “Summary Prospectus”), as supplemented on July 31, 2024;
•	the Prospectus for the Series dated March 1, 2024 (the “Prospectus”), as supplemented on July 31, 2024; and
•	the Statement of Additional Information for the Series dated March 1, 2024 (the “SAI”), as supplemented July 31, 2024.

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

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Effective as of the close of business on November 4, 2024 (the “Closing Date”), the Series will be offered on a limited basis and investors will not be eligible to purchase Class I, Class S, Class Z and Class W shares of the Series, except as described below. In addition, both before and after the Closing Date, the Fund may from time to time, in its sole discretion based on the Series’ net asset levels and other factors, limit new purchases into the Series or otherwise modify the closure policy set forth below at any time on a case-by-case basis.

Effective on the Closing Date, the following groups will be permitted to continue to purchase shares of the Series:

Shareholders of Record

•	Shareholders of record of the Series as of the Closing Date are able to continue to purchase additional shares in their existing Fund accounts and may continue to reinvest dividends or capital gains distributions from shares owned in the Series.

Beneficial Owners in Omnibus Accounts, which are Shareholders of Record

If the shareholder of record is an omnibus account, beneficial owners in that account as of the applicable closing date are permitted to continue to purchase, as further described below:

•	Employer-sponsored retirement plans (and their successor, related and affiliated plans), which have the Series available to participants on or before the Closing Date may continue to open accounts for new participants and can purchase additional shares in existing participant accounts. A new employer-sponsored retirement plan may establish a new account with the Series only if the plan has been accepted for investment by Manning & Napier Advisors, LLC (the “Advisor”) by January 31, 2025;

•	Institutional investors (including successor, related, or affiliated accounts) may establish a new account with the Series only if the account has been accepted for investment by the Advisor by the Closing Date (Institutional investors include, but are not limited to, corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, governmental entities, municipalities, and hospitals investing for their own account.);

•	Fee-based advisory programs (including rep as advisor and portfolio manager programs) may continue to utilize the Series for program accounts if the account program has been accepted for investment by the Advisor;

•	Registered Investment Advisory firms who have included the Series in their discretionary models by the Closing Date and utilize an approved clearing platform may continue to make Series shares available to new and existing accounts. These particular firms must be accepted for continued investment by the Advisor on or before the Closing Date;

•	New discretionary accounts managed by the Advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE